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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 16, 2004

                         LIBERTY GROUP PUBLISHING, INC.

               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                    333-46957              36-4197635
          ---------------             ---------------         ---------------

  (State or Other Jurisdiction of      (Commission          (I.R.S. Employer
          Incorporation)               File Number)         Identification No.)

                           3000 DUNDEE ROAD, SUITE 203
                           NORTHBROOK, ILLINOIS 60062

              (Address of Principal Executive Offices and Zip Code)
                              --------------------

                                 (847) 272-2244

              (Registrant's telephone number, including area code)

                              --------------------




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ITEM 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE.

       On January 16, 2004, the Registrant announced in a press release that it entered into a definitive agreement with Lee Enterprises, Incorporated to exchange daily newspapers and other publications. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The transaction is subject to customary closing conditions for transactions of this nature and is anticipated to be completed within 45 days.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits.

             99.1 Press release of the Registrant, dated January 16, 2004, announcing a definitive agreement with Lee Enterprises, Incorporated to exchange daily newspapers and other publications.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 2004           LIBERTY GROUP PUBLISHING, INC.
                                  (Registrant)


                                  By:   /s/ Kenneth L. Serota
                                       ---------------------------------------
                                  Name: Kenneth L. Serota
                                  Its:  President, Chief Executive Officer
                                        and Chairman of the Board of Directors


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                                  EXHIBIT INDEX

EXHIBIT NO.               DOCUMENT DESCRIPTION
-----------               ---------------------
99.1 Press release of the Registrant, dated January 16, 2004, announcing a definitive agreement with Lee Enterprises, Incorporated to exchange daily newspapers and other publications.

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